UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas, New York, New York		10104
(Address of principal executive offices)		(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock	EQH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series A	EQH PR A	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Fixed Rate Noncumulative Perpetual Preferred Stock, Series C	EQH PR C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 11, 2023, Equitable Holdings, Inc. (the “Company”) issued $500 million aggregate principal amount of its 5.594% Senior Notes due 2033 (the “Senior Notes”). The Senior Notes were issued pursuant to the Senior Indenture, dated as of April 5, 2019 (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-3 of Equitable Holdings, Inc., File No. 333-234788), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of January 11, 2023 (the “Supplemental Indenture”), between the Company and the Trustee, with respect to the Senior Notes, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

The Senior Notes were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-268815), filed with the U.S. Securities and Exchange Commission (the “Commission”), which became effective on December 22, 2022, and a prospectus supplement related to the Senior Notes dated January 4, 2023 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

Item 8.01	Other Events.

On January 11, 2023, the Company closed the sale of $500 million aggregate principal amount of its Senior Notes. The Senior Notes were sold pursuant to an underwriting agreement, dated January 4, 2023 (the “Underwriting Agreement”), among the Company and BNP Paribas Securities Corp., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I of the Underwriting Agreement.

The Underwriting Agreement is being filed with this Current Report on Form 8-K as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of January 4, 2023, among the Company and BNP Paribas Securities Corp., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I of the Underwriting Agreement.

4.1	Third Supplemental Indenture, dated as of January 11, 2023, between the Company and the Trustee.

4.2	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the Senior Notes.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE HOLDINGS, INC.

Date: January 11, 2023	By:	/s/ Ralph Petruzzo
	Name:	Ralph Petruzzo
	Title:	Associate General Counsel